READY ASSETS GOVERNMENT LIQUIDITY FUND

Supplement dated August 3, 2016 to the

Statement of Additional Information of the Fund, dated January 4, 2016, as supplemented

READY ASSETS U.S. TREASURY MONEY FUND

READY ASSETS U.S.A. GOVERNMENT MONEY FUND

Supplement dated August 3, 2016 to the

Statement of Additional Information of the Funds, dated August 28, 2015, as supplemented

RETIREMENT SERIES TRUST

RETIREMENT RESERVES MONEY FUND

Supplement dated August 3, 2016 to the

Statement of Additional Information of the Fund, dated January 4, 2016, as supplemented

BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BLACKROCK SUMMIT CASH RESERVES FUND

Supplement dated August 3, 2016 to the

Statement of Additional Information of the Fund, dated January 4, 2016, as supplemented

Effective immediately, the section “Management, Advisory and Other Service Arrangements—Custodian” is deleted and replaced with the following:

State Street has been retained to act as custodian for the Fund and is located at 1 Iron Street, Boston, Massachusetts 02210. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Fund.

Effective immediately, the third to last paragraph of the section “Management and Other Service Arrangements—Potential Conflicts of Interest” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

SAI1-CUSTODY-0816SUP